UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Sizzlin Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 16, 2008

Dear Fellow Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Western Sizzlin Corporation (the “Company”) to be held at The St. Regis Hotel, Two East 55th Street at Fifth Avenue, New York, New York 10022 on Wednesday, July 9, 2008 at 1:30 p.m. local time.  The Amended Notice of Annual Meeting and Amended Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs and we hope you can attend in person.  Whether or not you plan to attend the meeting, it is important that your shares be represented.  Therefore, please sign, date, and mail the enclosed proxy at your earliest convenience.

Sincerely,

/s/ Sardar Biglari
Sardar Biglari
Chairman of the Board

Notice of Annual Meeting of Stockholders

June 16, 2008

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of Western Sizzlin Corporation, a Delaware corporation (the “Company”), will be held on Wednesday, July 9, 2008, at 1:30 p.m. local time, at The St. Regis Hotel, Two East 55th Street at Fifth Avenue, New York, New York 10022 for the following purposes as more fully described in the Amended Proxy Statement accompanying this Notice:

1.             To elect six Directors to the Board of Directors to serve for the upcoming annual term and until their successors are duly elected and qualified.

Only stockholders of record at the close of business on June 11, 2008 are entitled to receive notice of and vote at the meeting.

All stockholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed Proxy card as promptly as possible.  Stockholders attending the meeting may revoke this proxy and vote in person.

Sincerely,

/s/ Sardar Biglari
Sardar Biglari
Chairman of the Board

Roanoke, Virginia

WESTERN SIZZLIN CORPORATION
AMENDED PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of Western Sizzlin Corporation, a Delaware corporation, for use at its 2008 Annual Meeting of Stockholders to be held on July 9, 2008, at 1:30 p.m. local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.  The Annual Meeting will be held at the St. Regis Hotel 2 E 55 at 5th Ave, New York, New York 10001.  The Company’s principal executive offices are located at 416 South Jefferson Street, Suite 600, Roanoke, Virginia 24011.  The Company’s telephone number is (540) 345-3195.

These proxy solicitation materials were mailed on or about June 20, 2008, to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

Stockholders at the close of business on the Record Date of June 11, 2008, are entitled to receive a notice of, and vote at, the meeting.  On the Record Date 2,762,321 shares of the Company’s Common Stock, $0.01 par value, were issued and outstanding.  For information regarding holders of more than 5% of the outstanding Common Stock, see “Election of Directors—Security Ownership of Certain Beneficial Owners and Management.”

Revocability of Proxies

Proxies given pursuant to this solicitation may be revoked at any time before they have been used.  Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date.  Revocation will also occur if the individual attends the meeting and votes in person.

Voting and Solicitation

Every stockholder of record on the record date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting.  In the election of directors, each stockholder will be entitled to vote for six nominees and the six nominees with the greatest number of votes will be elected.

The cost of this solicitation will be borne by the Company.  The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners.  Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally, by telephone or by telegram.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date.  Shares that are voted “FOR,” “AGAINST,” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares “represented and voting” or “votes cast” at the Annual Meeting with respect to such matter.

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of votes cast with respect to the election of directors.  Proxies which are properly signed and returned will be voted at the meeting along with the shares of Common Stock represented in person and voting.  Stockholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications.  In the absence of such specifications, the proxy will be voted “FOR” the six nominees for the Board of Directors.

Deadline for Receipt of Stockholder Proposals

Stockholder proposals which are intended to be presented at the Company’s 2009 Annual Meeting must be received by the Company not later than January 1, 2009, in order that they may be included in the proxy statement and form of proxy for that meeting, which is expected to be held in June, 2009.  Proposals must be in compliance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

ELECTION OF DIRECTORS

General

Six directors are to be elected at the Annual Meeting, and all nominees are presently serving as directors.  Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company’s six nominees named below.  In the event that any of the nominees shall be unavailable to serve, the proxy holders will vote in their discretion for a substitute nominee.  It is not expected that any nominee will be unavailable.  The term of office of each person elected as a director is a one-year term, until the 2009 Annual Meeting.

Nominees for Election at the Annual Meeting

The names of the six nominees and certain information about them are set forth below:

Name of Nominee	Age	Position	Since
Sardar Biglari	30	Chairman of the Board and Director	2005
Philip L. Cooley	64	Vice Chairman of the Board and Director	2005
Titus W. Greene	71	Director	2002
Jonathan Dash	29	Director	2006
Kenneth R. Cooper	63	Director	2007
Martin S. Fridson	55	Director	2007

Sardar Biglari has been a director since December 1, 2005.  Effective May 16, 2007, Mr. Biglari was appointed President and Chief Executive Officer of the Company. Mr. Biglari is the Chairman and Chief Executive Officer of Biglari Capital Corp., the general partner to The Lion Fund, L.P., a private investment fund.

Philip L. Cooley Ph.D. has been a director since December 1, 2005.  Dr. Cooley is the Prassel Distinguished Professor of Business at Trinity University in San Antonio, Texas.  He serves on the boards of the following organizations: The Lion Fund, L.P., Financial Services Research Program of George Washington University, Consumer Credit Counseling Service of Greater San Antonio, Financial Management Association International, and Eastern Finance Association.

Titus W. Greene has been a director since September 27, 2002, and previously served as Chairman of the Board and a director from 1993 to 1996.  Mr. Greene was a Western Sizzlin franchisee from 1973 to 1996.

Jonathan Dash has been a director since March 30, 2006.  Mr. Dash is the President of Dash Acquisitions, LLC, whose principal business is investment management.

Kenneth R. Cooper has been a director since February 28, 2007.  Mr. Cooper is engaged in the private practice of law in San Antonio, Texas, specializing in real estate transactions.

Martin S. Fridson has been a director since November 28, 2007.  Mr. Fridson has been the Chief Executive Officer of FridsonVision LLC, an independent investment research firm, since 2003.  From 1989 to 2002, Mr. Fridson was Chief High Yield Strategist at Merrill Lynch & Co.

Required Vote and Board Recommendation

The six nominees for director receiving the highest number of affirmative votes form the shares voted at the annual meeting will be elected as directors.  Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.  Stockholders do not have the right to cumulative votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

GENERAL INFORMATION ON THE BOARD OF DIRECTORS

Board Meetings and Attendance

The Board of Directors met two times during calendar year 2007, and held eight telephonic meetings.  The Audit and Finance Committee held five meetings, the Compensation Committee held two meetings, and the Nominating and Governance Committee held two meetings.  All directors were present for at least 75% of the Board and committee meetings.

Board Attendance at Annual Meeting of Stockholders

The Company has no formal policy for director attendance at the Annual Meeting, but all directors are encouraged to attend.  All directors attended the 2007 Annual Meeting.

Compensation of Directors

Information on Director compensation is incorporated by reference to Item 11 of the Company’s 2007 Annual Report on Form 10-K, as amended.

Director Independence

The Company’s Common Stock is listed under NASDAQ. In accordance with applicable SEC rules, the Board of Directors has determined that all directors, other that Mr. Biglari who also serves as the Company’s Chief Executive Officer and President, are “independent” as measured by the Corporate Governance Rules applicable to companies listed on the Nasdaq Capital Market.

Communications with the Board

Stockholders desiring to communicate with the Board should send written correspondence to the Company’s Secretary at the headquarters address listed in this Proxy Statement.

Board Committees

Audit and Finance Committee

The Audit and Finance Committee is comprised of Dr. Cooley (Chair), Mr. Greene, Mr. Cooper, and Mr. Fridson.  The Board has determined that Dr. Cooley is an “audit committee financial expert” as defined by Item 401 of SEC Regulation S-K.  The Board has determined that Dr. Cooley, Mr. Greene, Mr. Cooper, and Mr. Fridson meet the special independence requirements applicable to audit committee members under Nasdaq’s rules.  The Audit and Finance Committee has adopted a written charter, a copy of which was appended to the 2006 Proxy Statement.

The Audit and Finance Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements.  The Committee also monitors the independence, performance and qualifications of the Company’s independent auditors.  The report of the Audit and Finance Committee is included in this Proxy Statement under the heading “REPORT OF THE AUDIT AND FINANCE COMMITTEE.”

Compensation Committee

The Compensation Committee is currently comprised of Mr. Biglari (Chair), Dr. Cooley and Mr. Cooper.  By virtue of his position as Chief Executive Officer and President of the Company, Mr. Biglari is not “independent” as measured by the Nasdaq’s special rules applicable to members of the Compensation Committee regardless of the fact that he receives no compensation from the Company for serving in this executive capacity. The Compensation Committee considers the hiring and election of corporate officers, salary and incentive compensation policies for officers, and the granting of stock options to employees.  The report of the Compensation Committee is included in this Proxy Statement under heading “EXECUTIVE COMPENSATION.”

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Mr. Greene (Chair) and Mr. Dash, both of whom are “independent” as measured by the Nasdaq rules applicable to this committee. The Nominating and Governance Committee assists the Board in identifying individuals qualified to become directors by recommending nominees for election at the Annual Meeting of Stockholders or for appointment to fill vacancies on the Board, and by developing and recommending corporate governance guidelines. The Board adopted a Charter for the Nominating and Governance Committee, a copy of which was appended to the 2004 Proxy Statement.

Nominees are chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability.  As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever changing role that corporations should have in society.  Because the advice of those facing similar problems is of particular value, executive officers of other corporations are desirable nominees.

The following personal criteria will be considered in selecting candidates for the Board of Directors:

•      Independence

•      Wisdom

•      Integrity

•      Understanding and general acceptance of our corporate philosophy

•      Valid business or professional knowledge and experience that can bear on our strategies and deliberations

•      Proven record of accomplishment

•      Willingness to speak one’s mind

•      Ability to challenge and stimulate management

•      Future orientation

•      Willingness to commit time and energy

The Nominating Committee will also consider nominations from stockholders, which are made in writing to the Secretary of the Company and comply with Bylaw requirements.  The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications.  Recommendations must also include a written statement from the candidate expressing a willingness to serve.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee recommends in advance the firm of independent public accountants to be retained by the Company to provide audit and audit related services.  In addition, the Chair of the Audit and Finance Committee pre-approves any engagement of accountants to provide non-audit services and all such engagements are reviewed and ratified by the Committee at its next meeting.

In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed with management the audited consolidated financial statements of the Company to be set forth in the Company’s 2007 Annual Report to Stockholders and the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.  The Audit and Finance Committee also discussed with Dixon-Hughes, PLLC, independent accountants for the Company who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States of America, the matters required to be discussed by the Statement on

Auditing Standards No. 61, “Communication with Audit Committees,” as amended.  The Statement on Auditing Standards No. 61 includes, among other items, matters relating to the conduct of an audit of the Company’s consolidated financial statements under generally accepted auditing standards.

As discussed more fully below, the Audit and Finance Committee has received the written disclosures and the letter from Dixon-Hughes, PLLC required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”, has considered the compatibility of nonaudit services with the auditors’ independence, and has discussed with Dixon-Hughes, PLLC their independence from the Company.

In reliance on the review and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for 2007 for filing with the Securities and Exchange Commission.

The foregoing report is submitted by the Audit and Finance Committee in accordance with the requirements of the Securities Exchange Act of 1934 (as amended) and the rules and regulations hereunder.

Audit Committee

Philip L. Cooley (Chair)

Titus Greene

Kenneth R. Cooper

Martin S. Fridson

INDEPENDENT PUBLIC ACCOUNTANTS

Information on the Company’s Independent Public Accountants is incorporated by reference to Item 14 of  the Company’s 2007 Annual Report on Form 10-K, as amended.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date of June 11, 2008, the beneficial ownership of the Company’s Common Stock as of the Record Date (a) by each current executive officer of the Company named in the Summary Compensation Table (see “Executive Compensation”), (b) by each current director, (c) by all directors and executive officers as a group, and (d) by all persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock.  Unless otherwise indicated, the address for these individuals is 416 S. Jefferson St, Suite 600, Roanoke, Virginia 24011.

NAME AND ADDRESS OF PERSON	NO. OF SHARES		PERCENT OF CLASS

James C. Verney	28,606	(1)	1.0%
President and Chief Executive Officer of wholly-owned subsidiaries, Western Sizzlin Franchise Corporation and Western Sizzlin Stores, Inc

Robyn B. Mabe	4,000	(2)	(3)
Vice President, Chief Financial Officer, Secretary/Treasurer

Sardar Biglari	934,215	(4)	33.8%
President and Chief Executive Officer, Chairman of the Board
9311 San Pedro Avenue, Suite 1440
San Antonio, TX 78216

Titus W. Greene	30,550		1.1%
Director
2109 Windermere Lane
Shelby, NC 28150

Jonathan Dash	635,533	(5)	20.7%
Director
183 Rodeo Drive
Beverly Hills, CA 90212

Philip L. Cooley	14,211	(6)	(3)
Director
Trinity University
One Trinity Place
San Antonio, TX 78212-7200

Kenneth R. Cooper	1,522		(3)
Director
14607 San Pedro, Suite 130
San Antonio, TX 78232

Martin S. Fridson	—		—
Director
54 West 21st Street. Suite 1007
New York, NY 10010

Mustang Capital Advisors, LP	198,585	(7)	7.2%
1506 McDuffie Street
Houston, TX 77019

Ibis Management, LLC	138,474	(8)	5.0%
600 Madison Avenue, 16th Floor
New York, NY 10022

All directors and officers as a group beneficially own shares or 1,648,637 shares or 59.7% of the outstanding Common Stock as of the Record Date of June 11, 2008.  This number includes currently exercisable stock options.

(1)	This number of beneficially owned shares includes 15,000 shares purchasable pursuant to currently exercisable stock options.

(2)	This number of beneficially owned shares includes 2,500 shares purchasable pursuant to currently exercisable stock options.

(3)	Represents less than 1% of the outstanding Common Stock of the Company.

(4)

This number of beneficially owned shares is owned by The Lion Fund, L.P. in which Sardar Biglari has sole voting and dispositive power through his control of the general partner, Biglari Capital Corp. In February, 2007, Mr. Biglari informed the Board that he did not wish to receive future grants of stock options and that he relinquished all stock options previously granted to him.

(5)

This number of beneficially owned shares includes 2,000 shares purchasable pursuant to currently exercisable stock options. The number of beneficially owned shares also includes 606,150 shares owned by clients of Mr. Dash’s investment advisory business, Dash Acquisitions, LLC, and over which Mr. Dash exercises sole voting and dispositive power.

(6)	This number of beneficially owned shares includes 2,000 shares purchasable pursuant to currently exercisable stock options.

(7)

Based on a Schedule 13G filed with the SEC on February 14, 2008. Each of Mustang Capital Advisors, LP, Mustang Capital Management, LLC and John K. H. Linnartz has shared voting and dispositive power with respect to such shares.

(8)	Based on a Schedule 13G/A filed with the SEC on February 13, 2008. Each of Ibis Management, LLC and Joseph J. D’Ambrosio has shared voting and dispositive power with respect to such shares.

EXECUTIVE COMPENSATION

Information on executive compensation, including the Compensation Committee’s Report on Executive Compensation for the Fiscal Year Ended December 31, 2007, is incorporated by reference to Item 11 of the Company’s 2007 Annual Report on Form 10-K, as amended.

STOCK PERFORMANCE GRAPH

The following chart shows the changes in value over the five years ending December 31, 2007, of an assumed investment of $100 of (i) the Company’s Common Stock; (ii) stocks that comprise the Russell 2000 Index; and (iii) the Common Stocks of a peer group of companies comprised of Pizza Inn, Inc., Roadhouse Grill and Star Buffet, Inc.  The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among Western Sizzlin Corporation, The Russell 2000 Index

And A Peer Group

* $100 invested on 12/31/02 in stock or index-including reinvestment of dividends.

Fiscal year ending December 31.

	12/02	12/03	12/04	12/05	12/06	12/07

Western Sizzlin Corporation	100.00	82.19	105.84	174.09	130.19	326.38
Russell 2000	100.00	147.25	174.24	182.18	215.64	212.26
Peer Group	100.00	131.19	145.67	179.49	144.63	150.95

COMPLIANCE WITH SECTION 16(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Information on Section 16(A) compliance is incorporated by reference to Item 10 of the Company’s 2007 Annual Report on Form 10-K, as amended.

RELATED PARTY TRANSACTIONS

Information on related party transactions is incorporated by reference to Item 13 of the Company’s 2007 Annual Report on Form 10-K, as amended.

CODE OF ETHICS

The Company has adopted an Amended and Restated Code of Ethics applicable to its directors, officers and employees.  The Company will provide a copy of the Amended and Restated Code of Ethics to any person without charge upon the Chief Financial Officer’s receipt of a written request for such a copy.

OTHER MATTERS

The Company knows of no other matters to be submitted at the 2008 Annual Meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

INCORPORATION BY REFERENCE

Items 10, 11, 13 and 14 of the Company’s 2007 Annual Report on Form 10-K, as amended, are incorporated by reference into this Proxy Statement.  All stockholders receiving this Proxy Statement have also been provided with a copy of the Annual Report, as amended.  In the event a stockholder has received the Proxy Statement and did not receive a copy of the Annual Report, as amended, the Company will upon written or oral request of such stockholder provide by first class mail or other equally prompt means within one business day of receipt of the request provide the stockholder with a copy of any and all of the information that has been incorporated by reference.  Requests shall be made as follows:  if in writing to Western Sizzlin Corporation c/o Chief Financial Officer, 416 South Jefferson Street, Suite 600, Roanoke, Virginia 24011; if oral by calling (540) 345-3195.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robyn B. Mabe
Robyn B. Mabe
Secretary

WESTERN SIZZLIN CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 9, 2008

The undersigned hereby constitutes and appoints Sardar Biglari, Chairman and Robyn B. Mabe or either of them, with full power to act alone, or any substitute appointed by either of them as the undersigned’s agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of Western Sizzlin Corporation to be held at The St. Regis Hotel, Two East 55th Street at Fifth Avenue, New York, New York 10022 on the 9th day of July, 2008 at 1:30 p.m. local time or any adjournments thereof, as indicated hereon.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

Please mark your votes as indicated in this example / X /

1.	Election of Directors for Annual term	Sardar Biglari, Philip L. Cooley, Titus W. Greene, Kenneth Cooper, Jonathan Dash, and Martin L. Fridson

FOR the six nominees (except as marked to the contrary to the right)	WITHHOLD AUTHORITY to vote for the five nominees listed to the right.	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
☐	☐

Dated: , 2008

Signature of Stockholder

Signature of Stockholder

Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint trustees must sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY:

Continental Stock Transfer & Trust Company 17 Battery Place Fl 8 New York, NY 10275-1138